                           SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                     [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     TOTAL RETURN U.S. TREASURY FUND, INC.
                         MANAGED MUNICIPAL FUND, INC.
                   NORTH AMERICAN GOVERNMENT BOND FUND, INC.
                            ISI STRATEGY FUND, INC.

             (Name of Each Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                     TOTAL RETURN U.S. TREASURY FUND, INC.
                         MANAGED MUNICIPAL FUND, INC.
                   NORTH AMERICAN GOVERNMENT BOND FUND, INC.
                            ISI STRATEGY FUND, INC.

                                                              December 22, 2006

Dear Shareholder:

   On February 12, 2007, the following investment companies will hold a Special Joint Meeting of Shareholders. Collectively, these investment companies are referred to as the "ISI Funds."

     .   Total Return U.S. Treasury Fund, Inc.
     .   Managed Municipal Fund, Inc.
     .   North American Government Bond Fund, Inc.
     .   ISI Strategy Fund, Inc.

   You are being asked to vote on the following proposals:

   1.  To elect four (4) Directors; and

   2.  To transact any other business as may properly come before the Meeting.

   The enclosed combined Proxy Statement for the ISI Funds discusses these proposals. As a shareholder of one or more of the ISI Funds, you are asked to review the Proxy Statement and to cast your vote on the proposals. Each Board of Directors of the ISI Funds recommends that you vote FOR each proposal.

   Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage-paid envelope (unless you are voting by telephone or via the Internet). If we do not hear from you by January 24, 2007, our proxy solicitor may contact you. If you have any questions about the proposal or the voting instructions, please call us at 1-800-955-7175 or call The Altman Group the ISI Funds' proxy solicitor, at 1-800-332-6309.

                                            Very truly yours,

                                                   /s/ Margaret M. Beeler
                                            -----------------------------
                                            Margaret M. Beeler
                                            Secretary
                                            The ISI Funds

                     TOTAL RETURN U.S. TREASURY FUND, INC.
                         MANAGED MUNICIPAL FUND, INC.
                   NORTH AMERICAN GOVERNMENT BOND FUND, INC.
                            ISI STRATEGY FUND, INC.

                NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

                        To be held on February 12, 2007

   On February 12, 2007, the following investment companies will hold a Special Joint Meeting of Shareholders (the "Meeting") at the offices of International Strategy & Investment, Inc., the companies' investment adviser ("ISI"), 40 West 57th Street, 18th Floor, New York, New York 10019, at 2:00 p.m. Eastern time. Collectively, these investment companies are referred to as the "ISI Funds."

     .   Total Return U.S. Treasury Fund, Inc.
     .   Managed Municipal Fund, Inc.
     .   North American Government Bond Fund, Inc.
     .   ISI Strategy Fund, Inc.

  The shareholders of the ISI Funds are being asked to vote on the following proposals:

   1.  To elect four (4) Directors; and

   2.  To transact any other business as may properly come before the Meeting.

   The proposals are discussed in greater detail in the enclosed combined Proxy Statement for all of the ISI Funds. You are entitled to vote at the Meeting if you owned shares of any ISI Fund at the close of business on December 20, 2006 (the "Record Date"). If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope (unless you are voting by telephone or via the Internet).

   We will admit to the Meeting: (1) all shareholders of record on the Record Date; (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker; (3) persons who have been granted proxies; and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the meeting must present photo identification. If you plan to attend the Meeting, please contact us at 1-800-955-7175.

                                            By order of the Boards of Directors,

                                            /s/ Margaret M. Beeler
                                            ------------------------------------
                                            Margaret M. Beeler
                                            Secretary
                                            The ISI Funds

                                            December 22, 2006

                                            New York, New York

                            YOUR VOTE IS IMPORTANT

                       NO MATTER HOW MANY SHARES YOU OWN

   It is important that you vote even if your account was closed after the December 20, 2006 Record Date.

   Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card in the envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" the proposals described in the combined Proxy Statement. If you own shares of more than one ISI Fund, you will receive separate proxy materials for each Fund you own.

   To avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly.

   As an alternative to using the proxy card to vote, you may vote by telephone, the Internet or in person. To vote by telephone or the Internet, please call the toll-free number or log on to the Internet address listed on the enclosed proxy card. If your Proxy Card does not specifically provide a telephone or Internet voting option, you may not vote by telephone or the Internet. Any proposal submitted to a vote at the Meeting by anyone other than the officers or Directors of the ISI Funds, however, may be voted only in person or by written proxy. If we do not receive your completed proxy card(s) by January 24, 2007, our proxy solicitor may contact you.

   If proxy cards submitted by corporations and partnerships are not signed by the appropriate persons, as set forth in the voting instructions on the proxy cards, they will not be voted.

                 IMPORTANT INFORMATION TO HELP YOU UNDERSTAND

                           AND VOTE ON THE PROPOSAL

   While we strongly encourage you to read the full text of the enclosed combined Proxy Statement for all of the ISI Funds, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

WHAT AM I BEING ASKED TO VOTE ON?

   You are being asked to vote on a proposal to elect four (4) Directors for the ISI Fund in which you have invested.

HAS EACH ISI FUND'S BOARD OF DIRECTORS (EACH, A "BOARD") APPROVED THE PROPOSAL?

   Yes, each Board unanimously approved this proposal on December 7, 2006, and recommends that you vote to approve the proposal.

WHY AM I BEING ASKED TO ELECT DIRECTORS?

   The Investment Company Act of 1940, as amended (the "1940 Act"), requires that a majority of each ISI Fund's Directors be elected by shareholders. New Directors cannot be appointed to fill vacancies created by resignations or an expansion of the Board unless, after the appointments, at least two-thirds of the Directors have been elected by shareholders. Two (2) of the current members of each ISI Fund's Board will stand for election at the Meeting. In addition, you are being asked to elect two (2) new Directors. Information about the current and proposed new Directors is included in the Proxy Statement.

WHY ARE YOU SENDING ME THIS INFORMATION?

   We are sending you these proxy materials because you own shares of one or more ISI Funds and have the right to vote on this very important proposal concerning the ISI Fund in which you have invested.

WILL THE ISI FUNDS PAY FOR THIS PROXY SOLICITATION?

   Yes, each ISI Fund will bear its pro rata share of these costs.

HOW DO I VOTE MY SHARES?

   For your convenience, there are several ways you can vote:

   . By Mail: Vote, sign and return the enclosed proxy card in the enclosed self-addressed, postage-paid envelope;

   . By Telephone: Use the telephone number on your Proxy Card. If your Proxy Card does not specifically provide a telephone voting option, you may not vote by telephone;

   . In Person: Attend the Meeting, as described in the Proxy Statement. If you wish to attend the Meeting, please notify us by calling 1-800-955-7175.

   . Via the Internet: Use the Internet address on your Proxy Card. If your Proxy Card does not specifically provide an Internet voting option; you may not vote via the Internet.

WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?

   If you need any help, or have any questions regarding the proposal or how to vote your shares, please call us at 1-800-955-7175 or call The Altman Group, the ISI Funds' proxy solicitor, at 1-800-332-6309.

                     TOTAL RETURN U.S. TREASURY FUND, INC.
                         MANAGED MUNICIPAL FUND, INC.
                   NORTH AMERICAN GOVERNMENT BOND FUND, INC.
                            ISI STRATEGY FUND, INC.

                        40 WEST 57TH STREET, 18TH FLOOR
                           NEW YORK, NEW YORK 10019

                                1-800-955-7175

                           COMBINED PROXY STATEMENT

                 FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 12, 2007

                                 INTRODUCTION

   These proxy materials, which include a Notice of Special Joint Meeting of Shareholders, a combined Proxy Statement, and a proxy card, are being sent to the shareholders of the following investment companies on behalf of each investment company's Board of Directors (each, a "Board"). Collectively, these investment companies are referred to as the "ISI Funds."

     .   Total Return U.S. Treasury Fund, Inc. ("Total Return")
     .   Managed Municipal Fund, Inc. ("Managed Municipal")
     .   North American Government Bond Fund, Inc. ("North American")
     .   ISI Strategy Fund, Inc. ("Strategy")

   The Special Joint Meeting of Shareholders (the "Meeting") will be held on February 12, 2007, at 2:00 p.m. Eastern time. The Meeting, and any adjournments thereof, will be held at the offices of International Strategy & Investment, Inc., the ISI Funds' investment adviser ("ISI" or the "Adviser"), 40 West 57th Street, 18th Floor, New York, New York 10019.

SOLICITATION OF PROXIES

   Each Board is soliciting votes from shareholders of the relevant ISI Fund with respect to the proposals described in this Proxy Statement. The approximate mailing date of this Proxy Statement is December 27, 2006. If the accompanying proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented by that proxy card will be voted in accordance with the instructions provided on the proxy card.

   Executed proxy cards that are unmarked will be voted to approve the proposals. At the Meeting, shareholders of each ISI Fund will be asked to:

   1.  To elect four (4) Directors; and

   2.  To transact any other business as may properly come before the Meeting.

   Each Board has set the close of business on December 20, 2006 as the record date ("Record Date"), and only shareholders of record on the Record Date will be entitled to vote on these proposals at the Meeting. Additional information regarding outstanding shares, voting your proxy card and attending the Meeting are included at the end of this Proxy Statement in the section entitled "Voting Information."

   Each ISI Fund is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site that contains information about each ISI Fund (www.sec.gov). You can inspect and copy the proxy material, reports and other information at the public reference facilities of the SEC, 100 F Street, N.E., Washington DC 20549. You can also obtain copies of these materials from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 100 F Street, N.E., Washington DC 20549, at prescribed rates.

   Each ISI Fund's most recent annual and semi-annual reports to shareholders are available at no cost. To request a report, please call the ISI Funds toll-free at 1-800-955-7175 or write to the ISI Funds at 40 West 57th Street, 18th Floor, New York, New York 10019.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

   For election at the Meeting, each Board has approved the nomination of the individuals listed below (the "Nominees"), each to serve as a Director of the relevant ISI Fund until the earlier of his resignation, retirement, removal, death, or the election of a qualified successor. Two of the Nominees currently serve as Directors of each ISI Fund. If authority is granted to vote in the election of Directors, the persons named as proxies will vote for the election of the Nominees named below, each of whom has consented to serve, if elected.

   If any of the Nominees is unable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees selected by the relevant Board, or that Board may reduce the number of Directors as provided in the relevant ISI Fund's By-Laws. Any other nominee or nominees who would serve as a Director who is not an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Directors"), will be selected by the Independent Directors currently serving on the Board. None of the ISI Funds knows of any reason why any of the Nominees would be unable to serve, if elected.

Background

   Each Board, which oversees the relevant ISI Fund's operations, currently consists of three Directors. One of the current Directors, Edward S. Hyman, an interested Director, has announced that he will retire from each Board upon the election of a successor. Mr. R. Alan Medaugh has been nominated to serve as an interested Director. The 1940 Act generally provides that at all times, a majority of a fund's directors must be elected by shareholders, and that new directors cannot be appointed to fill vacancies unless, after such appointments, at least two-thirds of the directors have been elected by shareholders. You are being asked to elect as Directors two of the current Directors and two other Nominees.

Nominees for Election to each Board

   The Nominees for election to each Board are:

   .   W. Murray Jacques
   .   Louis E. Levy
   .   R. Alan Medaugh
   .   Edward A. Kuczmarski

   Mr. Jacques and Mr. Levy currently serve as Directors. Mr. Levy was elected Independent Chairman of each Board at a joint meeting of the Boards held on September 27, 2006. The following tables summarize information about each of the current Directors standing for election at the Meeting and each of the other Nominees, his position with the ISI Funds (if a current Director), and his principal occupation within the last five years. There is no defined term of office, and each Director serves until the earlier of his resignation, retirement, removal, death, or the election of a qualified successor. For purposes of this proxy, each nominee's address is c/o The ISI Funds, 40 West 57th Street, 18th Floor, New York, New York 10019. Each current Director oversees the four investment companies (each of which is comprised of one investment portfolio) that constitute the ISI Funds.

                               INTERESTED PERSON

NAME (BIRTHDATE)                   PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS    OTHER DIRECTORSHIPS
----------------                   -------------------------------------------------- -------------------
R. Alan Medaugh* (August 20, 1943) President, ISI; Director, International Strategy & None.
                                   Investment Group, Inc. (registered
                                   broker-dealer) ("ISI Group").
Nominee for Director

--------
* Mr. Medaugh, as President of ISI, is considered an "interested person" (as defined in the 1940 Act) of each ISI Fund.

                             DISINTERESTED PERSONS

NAME (BIRTHDATE),

IF APPLICABLE,
POSITION WITH THE ISI
FUNDS AND YEAR                         PRINCIPAL OCCUPATION DURING THE PAST
COMMENCED SERVICE                      FIVE YEARS                             OTHER DIRECTORSHIPS
---------------------                  -------------------------------------  ------------------------------------
W. Murray Jacques (March 28, 1936)     President, WMJ Consulting, LLC (real   None.
                                       estate investment management company)
Director since 2002                    (1999 - present). Formerly,
                                       Principal, CM Coastal Development,
                                       LLC (real estate development) (2002 -
                                       2006). Formerly, Chairman, Saint
                                       David's School (2002 - 2004).

Louis E. Levy (November 16, 1932)      Retired Partner, KPMG Peat Marwick     None.
                                       (retired 1990). Formerly Chairman of
Director since 1997; Chair since       the Quality Control Inquiry Committee
September 27, 2006                     of the American Institute of CPA's.
                                       Formerly Director of Kimberly-Clark
                                       Corporation (Personal Consumer
                                       Products - Retired 2000), Household
                                       International Inc. (Consumer Finance
                                       - Retired 2004) and Scudder Group of
                                       Mutual Funds (Retired 2005).

Edward A. Kuczmarski (November 7,      Certified Public Accountant and        Director or Trustee, 12 funds in the
1949)                                  Partner of Hays & Company LLP          Reich & Tang Fund Complex; Trustee,
                                       (accounting firm).                     Empire Builder Tax Free Bond Fund.
Nominee for Director


Information About the Board

   DIRECTOR OWNERSHIP OF THE ISI FUNDS' SHARES. Exhibit A to this Proxy Statement details each Nominee's ownership of ISI Fund shares as of November 30, 2006.

   AUDIT AND COMPLIANCE COMMITTEE. Each ISI Fund's Audit and Compliance Committee is made up of Mr. Jacques and Mr. Levy. In accordance with its written charter adopted by the Board, this Committee assists the Board in fulfilling its responsibility for oversight of fund accounting, each ISI Fund's system of control, the Fund's process for monitoring compliance with laws and regulations, and the quality and integrity of the financial reports and audits of the Fund. The Committee is directly responsible for the appointment, compensation, and oversight of the work of any independent audit firm employed by an ISI Fund (including resolution of disagreements between management and the auditor regarding financial reporting). The Committee reviews and approves in advance any proposals by management of an ISI Fund or ISI to the Fund that the Fund, ISI, or their affiliated persons employ the Fund's independent auditor to render "permissible non-audit services," as that term is defined in the rules and regulations of the SEC, to the Fund and to consider whether such services are consistent with the independent auditor's independence.

   NOMINATING COMMITTEE. Each ISI Fund's Nominating Committee is made up of Mr. Jacques and Mr. Levy, both of whom are considered "independent" under applicable provisions of the 1940 Act. This Committee is responsible for nominating candidates for appointment or election to serve as Board Directors. The Committee will not consider nominees for Directors received from the ISI Funds' shareholders. This Committee does not have a written charter.

   COMPENSATION COMMITTEE. The Compensation Committee is made up of Mr. Jacques and Mr. Levy, both of whom are considered "independent" under applicable provisions of the 1940 Act. This Committee is responsible for reviewing the compensation paid to the Directors for its appropriateness, and making recommendations to the Board with respect to the compensation of the Directors. This Committee has a written charter.

   During the fiscal year ended October 31, 2006, each Board met four times, each Audit and Compliance Committee met two times; each Nominating Committee met three times and each Compensation Committee met one time.

   SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to each Fund's Board of Directors. Shareholders should send communications intended for each Fund's Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to the Fund's office. Other shareholder communications received by the Fund not directly addressed and sent to the Fund's Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

   COMPENSATION. The following table sets forth the fees paid to the current Directors who are standing for election at the Meeting for the fiscal year ended October 31, 2006. The ISI Funds do not maintain a retirement plan for the Directors.

                          Compensation              Compensation Total Director
             Compensation     from     Compensation     from      Compensation
                 from       Managed        from        North      From the ISI
 Director    Total Return  Municipal     Strategy     American       Funds
 --------    ------------ ------------ ------------ ------------ --------------
 Mr. Jacques   2,512.57     4,425.85     5,219.48     1,842.10      $14,000
 Mr. Levy      2,512.57     4,425.85     5,219.48     1,842.10      $14,000

   As of November 30, 2006, the Directors and officers of the ISI Funds in the aggregate owned less than 1% of the outstanding shares of any ISI Fund.

Required Vote

   Directors for each ISI Fund are elected by a plurality of the votes cast at the Meeting in person and by proxy.

           EACH BOARD RECOMMENDS THAT SHAREHOLDERS VOTE TO ELECT THE
                    NOMINEES AS DIRECTORS OF EACH ISI FUND.

                              GENERAL INFORMATION

OWNERSHIP OF SHARES

   Information regarding the percent ownership of each person who, as of December 20, 2006, to the knowledge of the ISI Funds, owned beneficially 5% or more of any class of the outstanding shares of the Funds is included in Exhibit B to this Proxy Statement.

   Since the beginning of each ISI Fund's most recently completed fiscal year, no Nominee has purchased or sold securities exceeding 1% of the outstanding securities of any class of the Adviser or its affiliates.

PAYMENT OF SOLICITATION EXPENSES

   Each ISI Fund will pay its pro rata share of the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. The ISI Funds have engaged The Altman Group, a proxy solicitation firm, to assist in the solicitation of proxies. The aggregate cost of retaining The Altman Group for this purpose is expected to be about $21,000, plus expenses.

INFORMATION ABOUT THE ISI FUNDS

   ORGANIZATION AND CAPITALIZATION. Each ISI Fund was incorporated under the laws of the State of Maryland on the dates shown in the following table.

ISI FUND                DATE INCORPORATED
--------                -----------------
Total Return            June 3, 1988
Managed Municipal       January 5, 1990
North American          October 20, 1992
Strategy                June 12, 1997

   Under each ISI Fund's Articles of Incorporation, the Fund may issue shares of its capital stock with a par value of $0.001 per share. Each ISI Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of shares by the Directors at any time without shareholder approval. Currently, each ISI Fund, other than North American, offers one class of shares. North American offers Class A and Class C shares.

   OFFICERS. Information about each ISI Fund's officers is detailed in the following table. Unless otherwise noted, the address of each officer is 40 West 57th Street, 18th Floor, New York, New York 10019.

                                     TITLE, DATE
                                     COMMENCED
OFFICER (BIRTHDATE)                  SERVICE                                 PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
-------------------                  --------------------------------------- -----------------------------------------------
R. Alan Medaugh (August 20, 1943)    President since 1992                     President, ISI; Director, ISI Group.

Nancy Lazar (August 1, 1957)         Vice President since 1992                Executive Vice President, Assistant
                                                                              Treasurer, and Secretary, ISI; Executive
                                                                              Vice President, Assistant Treasurer and
                                                                              Secretary, ISI Group.

Carrie L. Butler (May 1, 1967)       Vice President since 1992                Managing Director (since 2000) and
                                                                              Assistant Vice President (1991 to 2000), ISI.

Edward J. Veilleux (August 26, 1943) Vice President since 1992                Since 2002, President, EJV Financial
                                                                              Services, LLC (consulting and compliance
5 Brook Farm Court Hunt Valley,                                               services firm) ("EJV Financial"); since
Maryland 21030                                                                2005, Senior Vice President, Old Mutual
                                                                              Advisor Funds II (formerly PBHG Funds)
                                                                              (registered investment company with 18
                                                                              portfolios); since 2002, officer of various
                                                                              investment company clients of EJV
                                                                              Financial; from 2000 to 2003, Trustee,
                                                                              Devcap Trust (registered investment
                                                                              company); from 1965 to 2002, Director,
                                                                              Deutsche Asset Management (formerly B.T.
                                                                              Alex Brown, Inc.); from 1987 to 2002,
                                                                              Executive Vice President, Investment
                                                                              Company Capital Corp. (registered
                                                                              investment adviser).

Stephen V. Killorin (June 27, 1953)  Vice President since 2002                Executive Managing Director and Chief
                                                                              Financial Officer, ISI; Managing Director
                                     Treasurer, Chief Financial Officer, and  and Chief Financial Officer, ISI Group.
                                     Chief Compliance Officer since 2004

Margaret M. Beeler (March 1, 1967)   Secretary since 2004                     Managing Director (since 2004), Associate
                                                                              Managing Director (2000 to 2004), and
                                                                              Assistant Vice President (1996 to 2000), ISI.

OTHER MATTERS TO COME BEFORE THE MEETING

   The Boards do not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote.

   However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Directors of the ISI Funds may be voted only in person or by written proxy.

SHAREHOLDER PROPOSALS

   None of the ISI Funds is required to hold annual meetings of shareholders, nor does any ISI Fund currently intend to hold a meeting of its shareholders in 2008. A Board will call a special meeting of shareholders of the relevant ISI Fund or class only if required under the 1940 Act, or in its discretion, or upon the written request of holders of 10% or more of the outstanding shares of the relevant ISI Fund or class entitled to vote at such meeting.

INVESTMENT ADVISER

   International Strategy & Investment, Inc., 40 West 57th Street, 18th Floor, New York, New York 10019, serves as each ISI Fund's investment adviser.

INVESTMENT SUB-ADVISER

   Los Angeles Capital Management and Equity Research, Inc., 11150 Santa Monica Boulevard, Suite 200, Los Angeles, California 90025, serves as Strategy's investment sub-adviser.

PRINCIPAL UNDERWRITER

   International Strategy and Investment Group Inc., 40 West 57th Street, 18th Floor, New York, New York 10019, serves as each ISI Fund's principal underwriter.

ADMINISTRATOR AND TRANSFER AGENT

   Citigroup Fund Services, LLC, Two Portland Square, Portland, Maine 04101, serves as each ISI Fund's administrator and transfer agent.

CUSTODIAN

   The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, acts as the custodian of each ISI Fund's assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   Briggs, Bunting & Dougherty, LLP, Two Penn Center, Suite 820, Philadelphia, Pennsylvania 19102, serves as each ISI Fund's independent registered public accounting firm.

COUNSEL

   Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as each ISI Fund's counsel and as counsel to the disinterested Directors.

REPORTS TO SHAREHOLDERS

   Each ISI Fund will furnish, without charge, a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request. Shareholders who want to obtain a copy of an ISI Fund's reports should direct all written requests to the attention of the Fund, at the offices of

International Strategy & Investment, Inc., 40 West 57th Street, 18th Floor, New York, New York 10019, or call toll-free 1-800-955-7175.

                              VOTING INFORMATION

VOTING RIGHTS

   Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. Exhibit C of this Proxy Statement sets forth the number of shares of each class of each ISI Fund issued and outstanding as of the Record Date. Shareholders of each ISI Fund will vote on each proposal as a single class regardless of the class of shares they own.

   If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy card will be voted in accordance with the instructions marked on the proxy card. If no instructions are marked on the proxy card, the proxy will be voted FOR the proposals. Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card to the ISI Fund at the address indicated on the enclosed envelope provided with this Proxy Statement. Any letter of revocation or later-dated proxy card must be received by the relevant ISI Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

   Each ISI Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposals at the Meeting. Each ISI Fund understands that, under the rules of the New York Stock Exchange, such broker-dealers may grant authority to the proxies designated by the ISI Funds to vote on the proposals described in this proxy statement if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

   In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee returns the proxy but declines to vote on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For shares held in individual retirement accounts (IRA, Roth IRA or SIMPLE Retirement plans), the IRA custodian will vote the shares in the account in accordance with instructions given by the depositor. However, if the depositor fails to provide instructions on how to vote the shares in the account, the custodian will vote the undirected shares in the same proportion as shares are voted considering all shares of the relevant ISI Fund for which instructions are received.

QUORUM; ADJOURNMENT

   With respect to each ISI Fund, a quorum is constituted by one-third of the Fund's shares outstanding and entitled to vote at the Meeting, present in person or by proxy. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposals are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the relevant Fund's shares represented at the Meeting in person or by proxy and voting on the question of adjournment. The persons named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against such adjournment. Abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment. A shareholder vote may be taken on the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate.

   To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or the Internet at the telephone number or Internet address printed on the enclosed proxy card. If your Proxy Card does not specifically provide a telephone or Internet voting option, you may not vote by telephone or the Internet.

                                                  By order of the Boards,

                                                  /s/ Margaret M. Beeler
                                                  -----------------------------
                                                  Margaret M. Beeler, Secretary
                                                  The ISI Funds

                                                  December 22, 2006

                                   EXHIBIT A

      EACH NOMINEE'S OWNERSHIP OF ISI FUND SHARES AS OF NOVEMBER 30, 2006

                                   Managed               North
Director             Total Return Municipal  Strategy   American All ISI Funds
------------------------------------------------------------------------------
W. Murray Jacques     1,719.895       0       1,490.660    0        3,210.555
Louis E. Levy                 0       0       2,453.505    0        2,453.505
R. Alan Medaugh               0       0     130,236.724    0      130,236.724
Edward A. Kuczmarski          0       0               0    0                0

                                   EXHIBIT B

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   As of December 20, 2006, the following are all of the beneficial owners of more than five percent of each class of each ISI Fund, as known to that Fund.

TOTAL RETURN

                                                                  PERCENTAGE
                                                                  OWNED
INVESTOR                       ADDRESS                            BENEFICIALLY
------------------------------------------------------------------------------
Morgan Keegan Company Inc      5956 Sherry Lane Suite 1810        6.75%
FBO Falcon Fund QP LP          Dallas, TX 75225

MANAGED MUNICIPAL

                                                             PERCENTAGE
                                                             OWNED
INVESTOR                       ADDRESS                       BENEFICIALLY
-------------------------------------------------------------------------
Judith L. Biggs                390 Riversville Rd            6.67%
                               Greenwich, CT 06831

RBC Dain Rauscher FBO          PO Box 406                    5.99%
                               Port Angeles, WA 98362

NORTH AMERICAN

                                                                         PERCENTAGE
                                                                         OWNED
CLASS        INVESTOR                           ADDRESS                  BENEFICIALLY
-------------------------------------------------------------------------------------
CLASS A      Merrill Lynch Pierce Fenner        4800 Deer Lake Dr E      12.05%
             Smith Mutual Fund                  Floor 3
             Operations ATTN: Transfer          Jacksonville,
             Supervisor                         FL 32246-6484

CLASS C      N/A                                N/A                      N/A

STRATEGY

                                        PERCENTAGE
                                        OWNED
INVESTOR           ADDRESS              BENEFICIALLY
----------------------------------------------------
N/A                N/A                  N/A

                                   EXHIBIT C

                  NUMBER OF OUTSTANDING SHARES ON RECORD DATE

ISI FUND                         NUMBER OF OUTSTANDING SHARES
--------                         ----------------------------
Total Return                     15,986,839.761
Managed Municipal                7,673,822.783
North American
   Class A                          19,096,789.730
   Class C                          2,089,531.989
   Total North American          21,186,321.719
Strategy                         5,270,314.513

                              FORM OF PROXY CARD

                     TOTAL RETURN U.S. TREASURY FUND, INC.

   The undersigned shareholder of Total Return U.S. Treasury Fund, Inc. (the "Fund") hereby appoints Carrie L. Butler and Margaret M. Beeler, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of capital stock of the Fund standing in the name of the undersigned at the close of business on December 20, 2006, at a Special Joint Meeting of Shareholders of the ISI Funds to be held at the offices of International Strategy & Investment, Inc., 40 West 57th Street, 18th Floor, New York, New York 10019, on February 12, 2007 at 2:00 p.m. Eastern time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

                    PLEASE MARK BOXES IN BLUE OR BLACK INK.

    1.  To elect the following individuals to serve as the Fund's Directors:

         .   W. Murray Jacques
         .   Louis E. Levy
         .   R. Alan Medaugh
         .   Edward A. Kuczmarski

           FOR                     WITHHOLD               FOR ALL EXCEPT

           [ ]                       [ ]                       [ ]

          To withhold authority to vote for any individual nominee, write that nominee's name in the space below.

--------------------------------------------------------------------------------

    2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

           THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS
     AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

   Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Shareholders and Combined Proxy Statement is acknowledged.

Dated: __________________


-------------------------
Signature(s)

-------------------------
Signature(s)

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

                         TELEPHONE AND INTERNET VOTING

Alternatively, you may vote your proxy either by calling (toll-free) 1-8__-____-______ or logging onto www.____.

For purposes of voting by phone, your control number is __________.

                              FORM OF PROXY CARD

                         MANAGED MUNICIPAL FUND, INC.

   The undersigned shareholder of Managed Municipal Fund, Inc. (the "Fund") hereby appoints Carrie L. Butler and Margaret M. Beeler, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of capital stock of the Fund standing in the name of the undersigned at the close of business on December 20, 2006, at a Special Joint Meeting of Shareholders of the ISI Funds to be held at the offices of International Strategy & Investment, Inc., 40 West 57th Street, 18th Floor, New York, New York 10019, on February 12, 2007 at 2:00 p.m. Eastern time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

                    PLEASE MARK BOXES IN BLUE OR BLACK INK.

     1.  To elect the following individuals to serve as the Fund's Directors:

         .   W. Murray Jacques
         .   Louis E. Levy
         .   R. Alan Medaugh
         .   Edward A. Kuczmarski

           FOR                     WITHHOLD               FOR ALL EXCEPT

           [ ]                       [ ]                       [ ]

          To withhold authority to vote for any individual nominee, write that nominee's name in the space below.

--------------------------------------------------------------------------------

    2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

           THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS
     AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

   Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Shareholders and Combined Proxy Statement is acknowledged.

Dated: __________________


-------------------------
Signature(s)

-------------------------
Signature(s)

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

                         TELEPHONE AND INTERNET VOTING

Alternatively, you may vote your proxy either by calling (toll-free) 1-8__-____-____ or logging onto www.____.____.

For purposes of voting by phone, your control number is __________.

                              FORM OF PROXY CARD

                   NORTH AMERICAN GOVERNMENT BOND FUND, INC.

   The undersigned shareholder of North American Government Bond Fund, Inc. (the "Fund") hereby appoints Carrie L. Butler and Margaret M. Beeler, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of capital stock of the Fund standing in the name of the undersigned at the close of business on December 20, 2006, at a Special Joint Meeting of Shareholders of the ISI Funds to be held at the offices of International Strategy & Investment, Inc., 40 West 57th Street, 18th Floor, New York, New York 10019, on February 12, 2007 at 2:00 p.m. Eastern time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

                    PLEASE MARK BOXES IN BLUE OR BLACK INK.

     1.  To elect the following individuals to serve as the Fund's Directors:

         .   W. Murray Jacques
         .   Louis E. Levy
         .   R. Alan Medaugh
         .   Edward A. Kuczmarski

           FOR                     WITHHOLD               FOR ALL EXCEPT

           [ ]                       [ ]                       [ ]

          To withhold authority to vote for any individual nominee, write that nominee's name in the space below.

--------------------------------------------------------------------------------

    2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

           THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS
     AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

   Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Shareholders and Combined Proxy Statement is acknowledged.

Dated: __________________


-------------------------
Signature(s)

-------------------------
Signature(s)

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

                         TELEPHONE AND INTERNET VOTING

Alternatively, you may vote your proxy either by calling (toll-free) 1-8__-____-____ or logging onto www.______.__________.

For purposes of voting by phone, your control number is __________.

                              FORM OF PROXY CARD

                            ISI STRATEGY FUND, INC.

   The undersigned shareholder of ISI Strategy Fund, Inc. (the "Fund") hereby appoints Carrie L. Butler and Margaret M. Beeler, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of capital stock of the Fund standing in the name of the undersigned at the close of business on December 20, 2006, at a Special Joint Meeting of Shareholders of the ISI Funds to be held at the offices of International Strategy & Investment, Inc., 40 West 57th Street, 18th Floor, New York, New York 10019, on February 12, 2007 at 2:00 p.m. Eastern time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

                    PLEASE MARK BOXES IN BLUE OR BLACK INK.

     1.  To elect the following individuals to serve as the Fund's Directors:

         .   W. Murray Jacques
         .   Louis E. Levy
         .   R. Alan Medaugh
         .   Edward A. Kuczmarski

           FOR                     WITHHOLD               FOR ALL EXCEPT

           [ ]                       [ ]                       [ ]

          To withhold authority to vote for any individual nominee, write that nominee's name in the space below.

--------------------------------------------------------------------------------

    2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

           THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS
     AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

   Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Shareholders and Combined Proxy Statement is acknowledged.

Dated: __________________


-------------------------
Signature(s)

-------------------------
Signature(s)

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

                         TELEPHONE AND INTERNET VOTING

Alternatively, you may vote your proxy either by calling (toll-free) 1-8__-____-____ or logging onto www.______.__________.

For purposes of voting by phone, your control number is __________.